UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 23, 2011

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5342

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 30, 2011, Lenco Mobile, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”), reporting the completion of its acquisition of iLoop Mobile, Inc. on December 27, 2011, and on March 16, 2012, the Company filed Amendment No. 1 (“Amendment No. 1”) to the Initial Filing to provide the financial information required under Item 9.01. The Company is filing this Amendment No. 2 (“Amendment No. 2”) to include the separately stated interim financial statements of iLoop, Inc. as required by Item 9.02(a)(1) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited balance sheet and statement of operations of iLoop, Inc. as of and for the nine month period ended September 30, 2011 and year ended December 31, 2010 are filed as Exhibit 99.1 to this Amendment No. 2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited balance sheet and statement of operations of iLoop, Inc. as of and for the nine month period ended September 30, 2011 and year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.
Dated: March 21, 2013	By:	/s/ Chris Dukelow
Chris Dukelow
Chief Financial Officer

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